Exhibit 99.1


                                                    Frontier Communications
                                                          3 High Ridge Park
                                                         Stamford, CT 06905
                                                               203.614.5600
                                                     www.frontieronline.com

FOR IMMEDIATE RELEASE

Contact:
David Whitehouse
203-614-5708

     Frontier Communications to Release Third-Quarter Results and Host Call

STAMFORD, Conn., September 25, 2008 -- Frontier Communications Corporation (NYSE: FTR) plans to release third-quarter results on Monday, November 10, 2008 before the market opens and to host a conference call that day at 9:00 A.M. eastern time.

The conference call will be Webcast and may be accessed (live and replay) at:

http://www.investorcalendar.com/IC/CEPage.asp?ID=135083
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A telephonic  replay of the conference  call will be available from noon Eastern time, Monday, November 10, 2008 through midnight Tuesday, November 18, 2008, via dial-in at 1-888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 1-719-457-0820, passcode 4469299. A Webcast replay of the call will be available at the above Website until noon Eastern time, December 25, 2008.


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